UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 31, 2014

PARAGON OFFSHORE plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36465	98-1146017
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

3151 Briarpark Drive, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 1, 2014, Noble Corporation plc, a public limited company incorporated under the laws of England and Wales (“Noble”), completed the previously announced separation and spin-off of its standard specification offshore drilling business (the “Spin-off”) through a pro rata distribution of all of the ordinary shares of its wholly-owned subsidiary, Paragon Offshore plc, a public limited company incorporated under the laws of England and Wales (“Paragon Offshore”), to the holders of Noble ordinary shares (the “Distribution”).

In connection with the Spin-off, Noble or its subsidiaries entered into several definitive agreements with Paragon Offshore or its subsidiaries that, among other things, set forth the terms and conditions of the Spin-off and provide a framework for Paragon Offshore’s relationship with Noble after the Spin-off, including the following agreements:

•	Master Separation Agreement;

•	Tax Sharing Agreement;

•	Employee Matters Agreement;

•	Transition Services Agreement relating to services Noble and Paragon Offshore will provide to each other on an interim basis; and

•	Transition Services Agreement relating to Noble’s offshore Brazil operations.

Master Separation Agreement

On July 31, 2014, Paragon Offshore entered into a Master Separation Agreement with Noble Corporation, a Cayman Islands company and an indirect, wholly-owned subsidiary of Noble (“Noble Cayman”), which provides for, among other things, the Distribution and the transfer to Paragon Offshore of assets and the assumption by Paragon Offshore of liabilities relating to Paragon Offshore’s business and the responsibility of Noble for liabilities related to Noble’s, and in certain limited cases, Paragon Offshore’s, business. The Master Separation Agreement identifies which assets and liabilities constitute Paragon Offshore’s business and which assets and liabilities constitute Noble’s business. In general, the assets and liabilities of Paragon Offshore’s business are those related to the standard specification rigs that Paragon Offshore operates.

The Master Separation Agreement provides for cross-indemnities that generally will place the financial responsibility on Paragon Offshore and its subsidiaries for all liabilities associated with Paragon Offshore’s current and historical businesses and operations (other than certain specified excluded liabilities), and generally will place on Noble Cayman and its subsidiaries (other than Paragon Offshore) the financial responsibility for liabilities associated with all of Noble’s other current and historical businesses and operations, in each case regardless of the time those liabilities arise. The Master Separation Agreement also contains indemnification provisions under which Paragon Offshore and Noble Cayman each indemnify the other with respect to breaches of the Master Separation Agreement and certain ancillary agreements.

For liabilities arising from events occurring on or before the Distribution, the Master Separation Agreement contains a general release. Under this provision, Paragon Offshore will release Noble and its subsidiaries, successors and assigns, and Noble will release Paragon Offshore and its subsidiaries, successors and assigns, from any liabilities arising from events between Paragon Offshore or its subsidiaries on the one hand, and Noble or its subsidiaries (other than Paragon Offshore) on the other hand, occurring on or before the Distribution, including in connection with the activities to implement Paragon Offshore’s separation from Noble. The general release does not apply to liabilities allocated between the parties under the Master Separation Agreement, the other separation agreements or to specified ongoing contractual arrangements.

The Master Separation Agreement also contains provisions relating to, among other matters, allocation of out-of-pocket costs and expenses incurred in connection with the separation, confidentiality and the exchange of information, the use and preservation of books and records, the settlement of intercompany balances, guarantees and surety bonds, preservation of legal privileges, insurance coverage for claims occurring prior to the Distribution and the resolution and arbitration of disputes arising under the Master Separation Agreement and other separation agreements.

The foregoing description of the Master Separation Agreement is not complete and is qualified in its entirety by reference to the full text of the Master Separation Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Tax Sharing Agreement

On July 31, 2014, Paragon Offshore entered into a Tax Sharing Agreement with Noble, which governs the parties’ respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and certain other matters regarding taxes.

Under the Tax Sharing Agreement, Noble generally will be liable for and indemnify Paragon Offshore against all taxes attributable to the high specification drilling business and will be allocated all tax benefits attributable to such business. Paragon Offshore generally will be liable for and indemnify Noble against all taxes attributable to the standard specification drilling business and will be allocated all tax benefits attributable to such business. Generally, Paragon Offshore must reimburse Noble, and Noble must reimburse Paragon Offshore, for the use by one party of tax benefits allocated to the other party, provided, however, that payment for any such tax benefits arising prior to the Distribution and utilized in a tax year beginning before the Distribution generally shall be required only if the creation or use of such tax benefits results from a tax contest resolved after the Distribution.

Noble generally is responsible for preparing and filing all U.S. tax returns that include both taxes or tax benefits allocable to Noble and taxes or tax benefits allocable to Paragon Offshore, and Paragon Offshore generally is responsible for preparing and filing certain non-U.S. tax returns that include taxes or tax benefits allocable to Noble and taxes or tax benefits allocable to Paragon Offshore. Paragon Offshore also generally is responsible for preparing and providing to Noble pro forma portions of such U.S. tax returns that include only taxes and tax benefits allocable to Paragon Offshore. Noble generally is responsible for preparing and filing all tax returns that include only taxes or tax benefits allocable to Noble, and Paragon Offshore generally is responsible for preparing and filing all tax returns that include only taxes or tax benefits allocable to Paragon Offshore. However, Paragon Offshore generally is not permitted to take a position on any such tax return that is inconsistent with Paragon Offshore’s or Noble’s past practice.

The party responsible for preparing and filing a tax return generally also has the authority to control all tax proceedings, including tax audits, involving any taxes or adjustment to taxes reported on such tax return, except that Paragon Offshore is entitled to control tax proceedings relating to tax returns prepared and filed by Noble to the extent that such taxes or adjustments are allocable exclusively to Paragon Offshore and are separable from taxes or adjustments relating to Noble. The Tax Sharing Agreement further provides for cooperation between Paragon Offshore and Noble with respect to tax matters, including the exchange of information and the retention of records that may affect their respective tax liabilities.

Finally, the Tax Sharing Agreement requires that neither Paragon Offshore nor any of its subsidiaries take or fail to take (i) any action that would be inconsistent with or cause to be untrue any material, information, covenant or representation in any representation letters, tax opinions or IRS private letter rulings obtained by Noble and (ii) any action that would be inconsistent with the tax-free treatment of the Spin-off or certain related transactions.

Moreover, in the event that the Spin-off or certain related transactions were to fail to qualify for tax-free treatment, Noble generally would be responsible for all of the taxes resulting from such failure. However, Paragon Offshore generally would be responsible for all of the taxes resulting from such failure if the Spin-off or certain related transactions were to fail to qualify for tax-free treatment because of certain actions or failures to act by Paragon Offshore or any of its subsidiaries that occur after the effective date of the Tax Sharing Agreement.

The foregoing description of the Tax Sharing Agreement is not complete and is qualified in its entirety by reference to the full text of the Tax Sharing Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Employee Matters Agreement

On July 31, 2014, Paragon Offshore entered into an Employee Matters Agreement with Noble Cayman to allocate liabilities and responsibilities relating to Paragon Offshore’s employees and their participation in certain compensation and benefit plans maintained by Noble or a subsidiary of Noble. The Employee Matters Agreement provides that, following the Distribution, most of Paragon Offshore’s employee benefits are provided under compensation and benefit plans adopted or assumed by Paragon Offshore. In general, Paragon Offshore’s plans are substantially similar to the plans of Noble or its subsidiaries that covered Paragon Offshore’s employees prior to the completion of the Distribution. With some exceptions, Paragon Offshore will indemnify Noble and its subsidiaries for benefit plan and employment liabilities that are the subject of the Employee Matters Agreement and that arise from any acts or omissions of Paragon Offshore’s or its subsidiaries’ employees or agents or breach of the Employee Matters Agreement. Noble Cayman will indemnify Paragon Offshore for similar acts, omissions breaches of Noble or its subsidiaries and their respective employees or agents, as well as, for liabilities arising out of certain defects that potentially could be discovered in the future relating to the design of its compensation and benefit plans that Paragon Offshore assumed or were used as a template for the plans Paragon Offshore adopted. The Employee Matters Agreement also addresses the treatment of outstanding Noble equity awards held by transferring employees, including the grant of Paragon Offshore equity awards or other rights with respect to Noble equity awards held by transferring employees that are cancelled in connection with the Spin-off.

The foregoing description of the Employee Matters Agreement is not complete and is qualified in its entirety by reference to the full text of the Employee Matters Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Transition Services Agreement

On July 31, 2014, Paragon Offshore entered into a Transition Services Agreement with Noble Cayman pursuant to which Noble Cayman will provide, on a transitional basis, certain administrative and other assistance, generally consistent with the services provided before the separation, and Paragon Offshore and its subsidiaries will provide certain transition services to Noble and its subsidiaries. The charges for the transition services are generally intended to allow the party providing the services to fully recover the costs directly associated with providing the services, plus all out-of-pocket costs and expenses, generally without profit. The charges for each of the transition services generally will be based on either a pre-determined flat fee or an allocation of the costs incurred, including certain fees and expenses of third-party service providers.

The services provided under the Transition Services Agreement will terminate at various times specified in the agreement (generally ranging from December 31, 2014 to December 31, 2015). Paragon Offshore may terminate certain specified services by giving prior written notice to the provider of such services and paying any applicable termination charge.

Subject to certain exceptions, the liabilities of either party under the Transition Services Agreement are generally limited to the aggregate charges (excluding any third-party costs and expenses included in such charges) actually paid to it pursuant to the Transition Services Agreement. The Transition Services Agreement also provides that the parties will not be liable to each other for any special, indirect, incidental or consequential damages.

The foregoing description of the Transition Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Transition Services Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Transition Services Agreement (Brazil)

On July 31, 2014, Paragon Offshore and certain of its subsidiaries and Noble Cayman and certain other subsidiaries of Noble entered into a Transition Services Agreement (and a related rig charter) pursuant to which Paragon Offshore and its subsidiaries will provide certain transition services to Noble and its subsidiaries in connection with Noble’s offshore Brazil operations. Paragon Offshore and its subsidiaries will provide both rig-based and shore-based support services in respect of Noble’s remaining business through the term of the existing rig contracts. Noble Cayman will compensate Paragon Offshore and its subsidiaries on a cost-plus basis for providing such services and will also indemnify Paragon Offshore and its subsidiaries for all liabilities arising out of the services agreement.

The foregoing description of the Transition Services Agreement is not complete and is qualified in its entirety by reference to the full text of the Transition Services Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors; Election of Directors

Effective as of the date of the Distribution, August 1, 2014, the Board of Directors of Paragon Offshore (the “Board”) consists of Anthony R. Chase, Thomas L. Kelly II, John P. Reddy, Julie J. Robertson, Randall D. Stilley, Dean E. Taylor, William L. Transier, David W. Wehlmann and J. Robinson West. Mr. West was appointed to serve as chairman of the Board. Mr. Taylor was appointed to serve as chairman, and Messrs. Chase and West were each appointed to serve as members, of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”). Mr. Transier was appointed to serve as chairman, and Messrs. Kelly and Taylor were each appointed to serve as members, of the Compensation Committee of the Board (the “Compensation Committee”). Mr. Wehlmann was appointed to serve as chairman, and Messrs. Kelly and Reddy were each appointed to serve as members, of the Audit Committee of the Board (the “Audit Committee”). Information regarding each of these directors is included in the section entitled “Management” in Paragon Offshore’s Information Statement, filed as Exhibit 99.1 to Paragon Offshore’s Registration Statement on Form 10, initially filed with the Securities and Exchange Commission (the “SEC”) on May 23, 2014, as amended, and declared effective on July 18, 2014, and is incorporated by reference into this Item 5.02.

The Board has determined that each of Messrs. Chase, Kelly, Reddy, Taylor, Transier, Wehlmann and West qualify as independent directors under the director independence standards set forth in the rules and regulations of the SEC and the applicable listing standards of the New York Stock Exchange (the “NYSE”) and that each of Messrs. Wehlmann, Kelly and Reddy satisfy the financial literacy and other requirements for audit committee members, and are audit committee financial experts, under the rules and regulations of the SEC and the applicable listing standards of the NYSE.

Effective as of the date of the Distribution, James A. MacLennan resigned as a member of the Board.

Appointment of Certain Officers

Effective as of the date of the Distribution, August 1, 2014, the following individuals serve as executive officers of Paragon Offshore in their respective positions listed below:

Randall D. Stilley	President and Chief Executive Officer
Steven A. Manz	Senior Vice President and Chief Financial Officer
Lee M. Ahlstrom	Senior Vice President—Investor Relations, Strategy and Planning
Andrew W. Tietz	Senior Vice President—Marketing and Contracts
William C. Yester	Senior Vice President—Operations
Luis A. Jimenez	Vice President—Administration
Todd D. Strickler	Vice President, General Counsel and Corporate Secretary

Information regarding each of these executive officers is included in the section entitled “Management” in Paragon Offshore’s Information Statement, filed as Exhibit 99.1 to Paragon Offshore’s Registration Statement on Form 10, initially filed with the SEC on May 23, 2014, as amended, and declared effective on July 18, 2014, and is incorporated by reference into this Item 5.02.

Adoption of 2014 Employee Omnibus Incentive Plan and 2014 Director Omnibus Plan

On June 30, 2014, the Board adopted the Paragon Offshore plc 2014 Employee Omnibus Incentive Plan (the “Employee Plan”), which was approved by Noble as Paragon Offshore’s sole stockholder on July 15, 2014 and became effective as of the date of the Distribution. The persons who are eligible to receive grants of awards under the Employee Plan are employees (including officers who are employees) of Paragon Offshore or its subsidiaries. Individuals who Paragon Offshore expects to become employees may also receive grants of awards, subject to the individuals actually becoming employees. The Employee Plan will be administered by the Compensation Committee, or other committee appointed by the Board, or the Board itself, although it is expected that the Compensation Committee will generally serve as the administrator. Among other things, the Compensation

Committee, in its discretion, selects the awardees to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards, including the type of award to be granted (including whether the award is intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”)) and the number of shares subject to each award. The Employee Plan provides that the Compensation Committee may award to such eligible recipients as it may determine from time to time the following awards: stock options, stock appreciation rights, restricted stock (and in certain limited cases, unrestricted stock), restricted stock units, performance units and cash awards. Subject to the adjustment clauses in the Employee Plan, the maximum aggregate number of Paragon Offshore ordinary shares that may be subject to awards granted under the Employee Plan is equal to 10% of the number of Paragon Offshore’s outstanding shares at the time of the Distribution. The foregoing description of the Employee Plan is not complete and is qualified in its entirety by reference to the full text of the Employee Plan, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

On June 30, 2014, the Board adopted the Paragon Offshore plc Director Omnibus Plan (the “Director Plan”), which was approved by Noble as Paragon Offshore’s sole stockholder on July 15, 2014 and became effective as of the date of the Distribution. All directors, and persons expected to become directors following the grant date of an award, are eligible for grants of awards under the Director Plan. The Director Plan is administered by the Board. Among other things, the Board, in its discretion, selects the awardees to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards, including the type of award to be granted and the number of shares subject to each award. The Director Plan provides that the Board may award to directors as it may determine from time to time the following awards: stock options, stock appreciation rights, restricted stock (and in certain limited cases, unrestricted stock), restricted stock units, performance units and cash awards. The Director Plan also provides that each director’s annual retainer will be paid under the Director Plan, and the director may elect to receive such compensation as a cash award or unrestricted shares. Subject to the adjustment clauses in the Director Plan, the maximum number of Paragon Offshore ordinary shares that may be subject to awards granted under the Director Plan is 500,000 shares. The foregoing description of the Director Plan is not complete and is qualified in its entirety by reference to the full text of the Director Plan, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Adoption of Savings Restoration Plans

The Paragon Grandfathered 401(k) Savings Restoration Plan, which applies to compensation deferred by a participant that was vested under the Noble Drilling Services Inc. 401(k) Savings Restoration Plan prior to January 1, 2005 (the “Grandfathered Restoration Plan”), and the Paragon 401(k) Savings Restoration Plan, which applies to employer matching contributions and to compensation that was either deferred by a participant or became vested under the Noble Drilling Services Inc. 2009 401(k) Savings Restoration Plan on or after January 1, 2005 (the “Non-Grandfathered Restoration Plan”), are nonqualified, unfunded employee benefit plans that benefit certain highly compensated employees of Paragon Offshore and its subsidiaries. Pursuant to the Non-Grandfathered Restoration Plan, which is intended to continue the Noble Drilling Services Inc. 2009 401(k) Savings Restoration Plan for such highly compensated employees, participants may elect to defer compensation in excess of amounts deferrable under the Paragon Offshore Services LLC 401(k) Savings Plan (the “401(k) Savings Plan”) and, subject to certain limitations specified in the plan, receive employer matching contributions in cash. The employer matching amount is otherwise determined in the same manner as are employer matching contributions under the 401(k) Savings Plan. In contrast, no deferral elections are permitted with respect to the Grandfathered Restoration Plan. Instead, the Grandfathered Restoration Plan is designed to hold and distribute pre-2005 deferrals that were previously made by our applicable highly compensated employees as a continuation of the Noble Drilling Services Inc. 401(k) Savings Restoration Plan pursuant to the terms and conditions that applied to such deferrals at such time that was immediately prior to 2005.

Compensation considered for deferral under the Non-Grandfathered Restoration Plan consists of cash compensation payable by an employer, defined in the plan to mean certain subsidiaries of Paragon Offshore, to a participant in the plan for personal services rendered to such employer prior to reduction for any pre-tax contributions made by such employer and prior to reduction for any compensation reduction amounts elected by the participant for benefits, but excluding bonuses, allowances, commissions, deferred compensation payments and any other extraordinary compensation. For each plan year during which the Non-Grandfathered Restoration Plan is in effect, participants are able to defer up to 19 percent of their basic compensation for the plan year, all or any portion of any bonus otherwise payable by an employer for the plan year, it being understood that applicable deferrals made in 2014 under the applicable Noble Drilling Services Inc. 2009 401(k) Savings Restoration Plan are counted against the deferral limits that apply in 2014 for the Non-Grandfathered Restoration Plan.

The foregoing descriptions of the Grandfathered Restoration Plan and the Non-Grandfathered Restoration Plan are not complete and are qualified in their entirety by reference to the full text of the Grandfathered Restoration Plan and the Non-Grandfathered Restoration Plan, which are filed as Exhibits 10.7 and 10.8, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Entry into Deeds of Indemnity

In connection with the Spin-off from Noble, Paragon Offshore entered into deeds of indemnity (the “Deeds of Indemnity”) with certain directors and executive officers of Paragon Offshore, including Ms. Robertson and Messrs. Chase, Kelly, Reddy, Stilley, Taylor, Transier, Wehlmann, West, Ahlstrom, Jimenez, Manz, Strickler, Tietz and Yester. From time to time, the Board may enter into Deeds of Indemnity with other directors and officers of Paragon Offshore in substantially the same form. The Deeds of Indemnity provide, among other things, that Paragon Offshore will indemnify the director or officer party thereto if such person is a party to or is threatened to be made a party to or otherwise involved in any threatened, pending or completed proceeding (other than a proceeding by or in the right of Paragon Offshore to procure a judgment in its favor) by reason of the fact that such person is or was a director or officer of Paragon Offshore or its subsidiaries, or is or was serving at the request of Paragon Offshore as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding; provided it is determined that such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of Paragon Offshore, and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. The Deeds of Indemnity also provide that Paragon Offshore will indemnify the officer or director party thereto if such person is a party to or is threatened to be made a party to or otherwise involved in any threatened, pending or completed proceeding by or in the right of Paragon Offshore to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of Paragon Offshore or a subsidiary, or is or was serving at the request of Paragon Offshore as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses actually and reasonably incurred by such person in connection with the defense, settlement or other disposition of such proceeding, except that no indemnification will be made in certain circumstances, including fraud or wilful misconduct or recklessness or for liability under Section 16(b) of the Securities Exchange Act of 1934, as amended. The Deeds of Indemnity permit Paragon Offshore to advance to such officers and directors expenses in connection with proceedings for which they are indemnified, subject to certain conditions and forfeiture. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors and officers pursuant to the Deeds of Indemnity, Paragon Offshore has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

The foregoing description of the Deeds of Indemnity is not complete and is qualified in its entirety by reference to the full text of the Form of Deed of Indemnity, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 8.01	Other Events.

On August 4, 2014, Paragon Offshore issued a press release announcing completion of the Spin-off. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT NUMBER		DESCRIPTION

2.1	—	Master Separation Agreement, dated as of July 31, 2014, between Noble Corporation and Paragon Offshore plc.

10.1	—	Tax Sharing Agreement, dated as of July 31, 2014, between Noble Corporation plc and Paragon Offshore plc.

10.2	—	Employee Matters Agreement, dated as of July 31, 2014, between Noble Corporation and Paragon Offshore plc.

10.3	—	Transition Services Agreement, dated as of July 31, 2014, between Noble Corporation and Paragon Offshore plc.

10.4	—	Transition Services Agreement (Brazil), dated as of July 31, 2014, among Paragon Offshore do Brasil Limitada, Paragon Offshore (Nederland) B.V., Paragon Offshore plc, Noble Corporation, Noble Dave Beard Limited and Noble Drilling (Nederland) II B.V.

10.5	—	Paragon Offshore plc 2014 Employee Omnibus Incentive Plan.

10.6	—	Paragon Offshore plc 2014 Director Omnibus Plan.

10.7	—	Paragon Grandfathered 401(k) Savings Restoration Plan.

10.8	—	Paragon 401(k) Savings Restoration Plan.

10.9	—	Form of Deed of Indemnity between Paragon Offshore plc and certain directors and officers.

99.1	—	Press Release issued by Paragon Offshore plc dated August 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paragon Offshore plc, a public limited company incorporated under the laws of England and Wales

Date: August 4, 2014	By:	/s/ Steven A. Manz
Name: Steven A. Manz
Title: Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

2.1	—	Master Separation Agreement, dated as of July 31, 2014, between Noble Corporation and Paragon Offshore plc.

10.1	—	Tax Sharing Agreement, dated as of July 31, 2014, between Noble Corporation plc and Paragon Offshore plc.

10.2	—	Employee Matters Agreement, dated as of July 31, 2014, between Noble Corporation and Paragon Offshore plc.

10.3	—	Transition Services Agreement, dated as of July 31, 2014, between Noble Corporation and Paragon Offshore plc.

10.4	—	Transition Services Agreement (Brazil), dated as of July 31, 2014, among Paragon Offshore do Brasil Limitada, Paragon Offshore (Nederland) B.V., Paragon Offshore plc, Noble Corporation, Noble Dave Beard Limited and Noble Drilling (Nederland) II B.V.

10.5	—	Paragon Offshore plc 2014 Employee Omnibus Incentive Plan.

10.6	—	Paragon Offshore plc 2014 Director Omnibus Plan.

10.7	—	Paragon Grandfathered 401(k) Savings Restoration Plan.

10.8	—	Paragon 401(k) Savings Restoration Plan.

10.9	—	Form of Deeds of Indemnity between Paragon Offshore plc and certain directors and officers.

99.1	—	Press Release issued by Paragon Offshore plc dated August 4, 2014.